FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

FULLAND LIMITED AND SUBSIDIAIRIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders
Fulland Limited and Subsidiaries
Cayman Islands

We have audited the accompanying consolidated balance sheet of Fulland Limited and Subsidiaries as of December 31, 2006 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2006 and 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fulland Limited and Subsidiaries as of December 31, 2006, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
July 27, 2007

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
December 31, 2006

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$421,390
Accounts receivable, net of allowance for doubtful accounts of $217,960	2,344,005
Inventories, net of reserve for obsolete inventory of $308,118	1,529,378
Advances to suppliers	1,556,554
Prepaid expenses and other	88,429

Total Current Assets	5,939,756

PROPERTY AND EQUIPMENT - Net	6,678,629

OTHER ASSETS:
Intangible assets, net of accumulated amortization	480,490
Investments in cost and equity method investees	95,939
Due from related parties	1,054,954

Total Assets	$14,249,768

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan payable	$383,754
Accounts payable	619,966
Accrued expenses	142,773
VAT and service taxes payable	1,840,995
Advances from customers	179,698
Income taxes payable	2,910,063

Total Current Liabilities	6,077,249

STOCKHOLDERS' EQUITY:
Common stock ($1.00 par value; 50,000 shares authorized, 50,000 shares issued and outstanding)	50,000
Additional paid-in capital	1,723,970
Retained earnings	6,067,001
Other comprehensive gain - cumulative foreign currency translation adjustment	331,548

Total Stockholders' Equity	8,172,519

Total Liabilities and Stockholders' Equity	$14,249,768

See notes to consolidated financial statements

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended
	December 31,
	2006	2005

NET REVENUES	$18,198,810	$12,082,376

COST OF SALES	12,758,065	8,863,823

GROSS PROFIT	5,440,745	3,218,553

OPERATING EXPENSES:
Depreciation expense	267,130	255,260
Selling, general and administrative	494,237	569,984

Total Operating Expenses	761,367	825,244

INCOME FROM OPERATIONS	4,679,378	2,393,309

OTHER INCOME (EXPENSE):
Interest income	8,141	627
Interest expense	(13,606)	(22,663)

Total Other Income (Expense)	(5,465)	(22,036)

INCOME BEFORE INCOME TAXES	4,673,913	2,371,273

INCOME TAXES	1,542,391	789,218

NET INCOME	$3,131,522	$1,582,055

COMPREHENSIVE INCOME:
NET INCOME	$3,131,522	$1,582,055

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	223,055	108,493

COMPREHENSIVE INCOME	$3,354,577	$1,690,548

See notes to consolidated financial statements

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS'' EQUITY
For the Years Ended December 31, 2006 and 2005

	Capital Stock $1.00 Par Value		Additional		Other	Total
	Number of		Paid-in	Retained	Comprehensive	Stockholders'
	Shares	Amount	Capital	Earnings	Income	Equity

Balance, December 31, 2004	50,000	$50,000	$1,723,970	$1,353,424	$-	$3,127,394

Comprehensive income:
Net income for the year	-	-	-	1,582,055	-	1,582,055

Foreign currency translation adjustment	-	-	-	-	108,493	108,493

Total comprehensive income	-	-	-	-	-	1,690,548

Balance, December 31, 2005	50,000	50,000	1,723,970	2,935,479	108,493	4,817,942

Comprehensive income:
Net income for the year	-	-	-	3,131,522	-	3,131,522

Foreign currency translation adjustment	-	-	-	-	223,055	223,055

Total comprehensive income	-	-	-	-	-	3,354,577

Balance, December 31, 2006	50,000	$50,000	$1,723,970	$6,067,001	$331,548	$8,172,519

See notes to consolidated financial statements

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,131,522	$1,582,055
Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation and amortization	569,541	376,551
Increase in allowance for doubtful accounts	65,949	143,541
Increase in reserve for inventory obsolescence
Changes in assets and liabilities:
Accounts receivable	572,128	(697,774)
Inventories	(1,053,552)	874,381
Prepaid and other current assets	(59,731)	59,233
Advanced to suppliers	(1,326,587)	(73,809)
Accounts payable	(552,010)	(187,399)
Accrued expenses	(2,505,993)	(1,558,716)
VAT and service taxes payable	949,200	682,349
Income taxes payable	1,560,971	728,983
Advances from customers	(816,728)	(566,283)

NET CASH PROVIDED BY OPERATING ACTIVITIES	534,710	1,363,112

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in due from related parties	1,149,001	(51,236)
Investments in cost-method investees	(25,057)	(60,951)
Purchase of property and equipment	(69,321)	(2,335,499)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,054,623	(2,447,686)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans payable	(81,434)	(182,853)
Proceeds from related party advances	-	1,109,311
Repayments of related party advances	(1,328,006)	-

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,409,440)	926,458

EFFECT OF EXCHANGE RATE ON CASH	11,318	7,506

NET INCREASE (DECREASE) IN CASH	191,211	(150,610)

CASH - beginning of year	230,179	380,789

CASH - end of year	$421,390	$230,179

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$13,606	$22,663
Income taxes	$-	$-

See notes to combined financial statements.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Fulland Limited (“Fulland” or the “Company”) was established on May 9, 2007, under the laws of the Cayman Islands. The majority shareholders of Fulland are Chinese citizens who own 100% of Wuxi Huayang Dyeing Machinery Co., Ltd. and Wuxi Huayang Electrical Equipment Co., Ltd. (the “Huayang Companies”) which are limited liability companies and were formed under laws of the People’s Republic of China (“PRC”). Fulland was established as a “special purpose vehicle” for foreign fund raising for the Huayang Companies. China State Administration of Foreign Exchange (“SAFE”) requires the owners of any Chinese companies to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matter under the “Circular 106” in PRC. On October 11, 2007, Fulland was approved by local Chinese SAFE as a “special purpose vehicle” offshore company.

On September 29, 2007, Fulland established a 100% owned subsidiary, Greenpower Environmental Technology (Shanghai) Co. Ltd. (“Greenpower”), in PRC as a wholly owned foreign limited liability company. Greenpower is engaged in the design and manufacture of ring work steel pieces, sewage-treatment equipment and related parts or fittings and the sale of such product and relevant consulting services or post-sale services.

 On October 12, 2007, Greenpower entered a series of contractual arrangements (the “Contractual Arrangements”) with the Huayang Companies and its shareholders in which Greenpower takes over management of business activities of the Huayang Companies and holds a 100% variable interest in the Huayang Companies. The Contractual Arrangements are comprised of a series of agreements, including a Consulting Services Agreement and an Operating Agreement, through which Greenpower has the right to advise, consult, manage and operate each of Huayang Companies, and collect and own all of their respective net profits. Additionally, the Huayang Companies Shareholders have granted their voting rights over the Huayang Companies to Greenpower. In order to further reinforce Greenpower’s rights to control and operate the Huayang Companies, the Huayang Companies and its shareholders have granted Greenpower, the exclusive right and option to acquire all of their equity interests in the Huayang Companies or, alternatively, all of the assets of the Huayang Companies. Further Huayang Companies Shareholders have pledged all of their rights, titles and interests in the Huayang Companies to Greenpower. As both companies are under common control, this has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company consolidates the Huayang Companies results, assets and liabilities in its financial statements.

Through Greenpower, Fulland operates and controls the Huayang Companies through the Contractual Arrangements. The reasons that Fulland used the contractual arrangements to acquire control of the Huayang Companies, instead of using a complete acquisition of the Huayang Companies assets or equity to make the Huayang Companies a wholly-owned subsidiary of Fulland, are that (i) new PRC laws governing share exchanges with foreign entities, which became effective on September 8, 2006, make the consequences of such acquisitions uncertain and (ii) other than by share exchange, PRC law requires the Huayang Companies be acquired for cash and Fulland was not able to raise sufficient funds to pay the full appraised value for the Huayang Companies assets or shares as required under PRC law.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Organization (continued)

Wuxi Huayang Dyeing Machinery Co., Ltd.

Wuxi Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on August 17, 1995. Dyeing produces a variety of high and low temperature dyeing and finishing machinery.

Wuxi Huayang Electrical Equipment Co., Ltd.

Wuxi Huayang Electrical Equipment Co., Ltd. (“Electric”) a Chinese limited liability company and was formed under laws of the People’s Republic of China on May 21, 2004. Electric is a manufacturer of electric power auxiliary apparatuses (including coking equipment) and a provider of relevant engineering services. Electric equipment products mainly include various auxiliary equipment of power stations, chemical equipment, dust removal and environmental protection equipment, and metallurgy non- standard equipment.

Basis of presentation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The consolidated financial statements of Dyeing and Electric (collectively refer to as “the Company”) are consolidated because each company is owned beneficially by identical stockholders. All significant intercompany accounts and transactions have been eliminated in the combination.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2006 and 2005 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and accruals for taxes due.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At December 31, 2006, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $217,960.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company recorded an inventory reserve of $308,118 at December 31, 2006.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Investment in non-marketable equity securities

Certain securities that the Company may invest in can be determined to be non-marketable. Non-marketable securities where the Company owns less than 20% of the investee are accounted for at cost pursuant to APB No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”). At December 31, 2006, the Company has a 5% membership interest in Wuxi Huayang Yingran Machinery Co. Ltd. (“Yingran”) amounting to $31,980 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company has a 33% member interest in Wuxi Huayang Boiler Company, Ltd. (“Boiler”) that it exerts significant influence over its operations, but does not control. Accordingly, the Company is applying the equity method of accounting for this investment. At December 31, 2006, the Company’s investment in Boiler amounted to $63,959 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company monitors its investment in non-marketable securities and will recognize, if ever existing, a loss in value which is deemed to be other than temporary.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2006 and 2005.

Advances from customers

Advances from customers at December 31, 2006 of $179,698 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China and the United States. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

Revenue recognition

Product sales

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenue in accordance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenue should not be recognized until it is realized or realizable and earned. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

SFAS No. 48 states that revenue from sales transactions where the buyer has the right to return the product shall be recognized at the time of sale only if the seller’s price to the buyer is substantially fixed or determinable at the date of sale, the buyer has paid the seller, or the buyer is obligated to pay the seller and the obligation is not contingent on resale of the product, the buyer’s obligation to the seller would not be changed in the event of theft or physical destruction or damage of the product, the buyer acquiring the product for resale has economic substance apart from that provided by the seller, the seller does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and the amount of future returns can be reasonably estimated.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition (continued)

The Company accounts for sales returns in accordance with Statements of Financial Accounting Standards (SFAS) No. 48, Revenue Recognition When Right of Return Exists, by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines the estimate of the sales return accrual primarily based on historical experience regarding sales return, but also by considering other factors that could impact sales returns. These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, introductions of generic products and introductions of competitive new products.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $67,918 and $58,140 for the years ended December 31, 2006 and 2005, respectively.

Advertising

Advertising is expensed as incurred. Advertising expenses amounted to $81,888 and $683 for the years ended December 31, 2006 and 2005, respectively.

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at December 31, 2006 was $11,318.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and development

Research and development costs are expensed as incurred. For the years ended December 31, 2006 and 2005, research and development costs were not material.

Accumulated other comprehensive income

Accumulated other comprehensive income consisted of unrealized gains on currency translation adjustments from the translation of financial statements from Chinese RMB to US dollars. For the years ended December 31, 2006 and 2005, accumulated other comprehensive income was $223,055 and $108,493, respectively.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact, if any, of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115”, under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 2 - INVENTORIES

At December 31, 2006, inventories consisted of the following:

Raw materials	$1,837,496

Less: Reserve for obsolete inventory	(308,118)
$1,529,378

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31, 2006, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$67,882
Manufacturing equipment	10 – 15 Years	3,285,340
Vehicles		58,880
Building and building improvements	20 – 40 Years	5,266,714
		8,678,816
Less: accumulated depreciation		(2,000,187)

		$6,678,629

For the year ended December 31, 2006 and 2005, depreciation expense amounted to $559,528 and $366,809, respectively.

NOTE 4 – INTANGIBLE ASSETS

The Company has land use rights pursuant to an agreement with the Chinese government. The land use rights are valued at a fixed amount RMB 3,995,995, fluctuated by the exchange rate. At December 31, 2006, the land use rights are valued at $511,160. Under the terms of the agreement, the Company has rights to use certain land until October 30, 2053. The Company amortizes these land use rights over the contract period beginning November 1, 2003. For the years ended December 31, 2006 and 2005, amortization expense amounted to $10,013 and $9.742, respectively.

		2007
Land Use Rights	Estimated Life 50 year	$511,160
Less: Accumulated Amortization		(30,670)
		$480,490

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2007	$10,223
2008	10,223
2009	10,223
2010	10,223
Thereafter	439,598
$480,490

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 5 – LOAN PAYABLE

At December 31, 2006, the Company had a loan with a bank in the amount of $383,754. The loan bears interest at 5.82% per annum and was repaid due on June 19, 2007.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due from related parties

From time to time, The Company advanced funds to companies partially owned by the Company for working capital purposes. These advances are non interest bearing, unsecured and payable on demand. At December 31, 2006, the Company had a receivable from affiliated entities partially owned by the Company of $177,059. Through monthly payments, the Company intends on prepay these advances. At December 31, 2006, due from related parties was due from the following;

Name	Relationship	Amount
Yingran	Cost method investee	$123,456
Boiler	Equity method investee and common ownership	53,613

		$177,069

An officer/owner of the Company has two bank accounts in her name that have been assigned to the Company and are being used by the Company in its operations. At December 31, 2006, the balance in this bank account amounted to $877,895 and has been reflected as due from related parties on the accompanying consolidated balance sheet.

Due to related parties

The chief executive officer of the Company and his spouse, from time to time, provided advances to the Company for operating expenses. During fiscal 2006, the Company repaid $1,328,006 of these advances. At December 31, 2006, the Company had a payable to the chief executive officer and his spouse amounting to $0. These advances are short-term in nature and non-interest bearing.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 6 – INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets is dependent upon future earnings, if any, of which the timing and amount are uncertain.

The operations of the Company are in China and are governed by the Income Tax Law of the People's Republic of China and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, the Company is subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

Business Tax and Value Added Tax

The Company is subject to value added tax (“VAT”) for manufacturing products and business tax for services provided. The applicable VAT tax rate is 17% for products sold in the PRC, and the business tax rate is 5% for services provided in PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes (“VAT”) and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes which are determined to be late or deficient. According to the PRC tax laws, any potential tax penalty payable on late or deficient payments of this tax could be between zero and five times the amount of the late or deficient tax payable, and will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due. At December 31, 2006, the Company has accrued $1,840,995 of value-added and service taxes.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 7 - SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. In the year ended December 31, 2006 and 2005, the Company operated in two reportable business segments - (1) the manufacture and distribution of pharmaceutical products and (2) the retailing of traditional and Chinese medicines and supplies through ten drug stores located in Beijing China and other ancillary revenues generated from retail location such as advertising income, rental income, and examination income. The Company's reportable segments are strategic business units that offer different products. They are managed separately based on the fundamental differences in their operations.

Information with respect to these reportable business segments for the year ended December 31, 2006 and 2005 is as follows:

2006	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

Net Revenues	$14,877,367	$3,321,443	$18,198,810

Cost of Sales (excluding depreciation)	10,242,976	2,212,678	12,455,654
Operating expenses (excluding depreciation and amortization)	479,943	14,294	494,237
Depreciation and Amortization	351,948	217,593	569,541
Interest Income	7,904	237	8,141
Interest Expense	13,536	70	13,606
Income Tax Expense	1,252,962	289,429	1,542,391

Net Income	$2,543,906	$587,616	$3,131,522

2005

Net Revenues	$11,634,984	$447,392	$12,082,376

Cost of Sales (excluding depreciation)	8,379,388	363,144	8,742,532
Operating expenses (excluding depreciation and amortization)	509,308	60,676	569,984
Depreciation and Amortization	332,212	44,339	376,551
Interest Income	157	470	627
Interest Expense	22,663	-	22,663
Income Tax Expense	789,218	-	789,218

Net Income (Loss)	$1,602,352	$(20,297)	$1,582,055

Asset information by reportable segment is not reported to or reviewed by the chief operating decision maker and, therefore, the Company has not disclosed asset information for each reportable segment. All of the Company’s assets are located in China.

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 8 – OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of machinery to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of machinery, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.